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                                                                  EXHIBIT (5)(b)

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The United States Life Insurance Company                                   Single Premium Immediate Variable Annuity
in the City of New York (USL-NY), New York, NY                         Application Supplement for Variable Contracts
A member company of American International Group, Inc.
Home Office: New York, NY

                                                                   This supplement must accompany the Single Premium
Instructions: Please type or print in black ink.                               Immediate Annuity (SPIA) application.

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1.   Annuitant Information                    Supplement to the SPIA Application


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     Name(s) of proposed Annuitant/Joint Annuitants        Social Security Number(s)       Date of SPIA application

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2.   Initial Allocation Percentages

     2A. Variable Division Options ________%* Fixed Account ________%*

     * Total of percentages allocated to the variable Division and Fixed Account must equal 100% of the total premium for the contract.

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     2B. Of the premium allocated to the variable Division in Section 2A, indicate a percentage (%) basis how the premium is to be allocated to each investment option below. At minimum, five percent (5%) must be allocated to each investment option chosen, percentages must be allocated in whole numbers, and the total of all the percentages allocated must equal 100%.

                                                                      PREMIUM
                                                                     ALLOCATION
                                                                     ----------
     AIM VARIABLE INSURANCE FUNDS
     AIM VI International Growth                                      ________%
     AIM VI Premier Equity                                            ________%
     THE ALGER AMERICAN FUND
     Alger American Leveraged AllCap                                  ________%
     Alger American MidCap Growth                                     ________%
     AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
     American Century VP II Inflation Protection                      ________%
     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
     American Century VP Value                                        ________%
     CREDIT SUISSE TRUST
     Credit Suisse Trust Small Cap Growth                             ________%
     DREYFUS INVESTMENT PORTFOLIOS
     Dreyfus IP MidCap Stock                                          ________%
     DREYFUS VARIABLE INVESTMENT FUND
     Dreyfus VIF Developing Leaders                                   ________%
     Dreyfus VIF Quality Bond                                         ________%
     FIDELITY VARIABLE INSURANCE PRODUCTS
     Fidelity VIP Asset Manager(SM)                                   ________%
     Fidelity VIP Contrafund(R)                                       ________%
     Fidelity VIP Equity-Income                                       ________%
     Fidelity VIP Growth                                              ________%
     Fidelity VIP Mid Cap                                             ________%
     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     Franklin Templeton VIP Franklin Small Cap Value Securities       ________%
     Franklin Templeton VIP Franklin U.S. Government                  ________%
     Franklin Templeton VIP Mutual Shares Securities                  ________%
     Franklin Templeton VIP Templeton Foreign Securities              ________%
     JANUS ASPEN SERIES
     Janus Aspen International Growth                                 ________%
     Janus Aspen Mid Cap Growth                                       ________%
     Janus Aspen Worldwide Growth                                     ________%
     J.P. MORGAN SERIES TRUST II
     JPMorgan ST II Mid Cap Value                                     ________%
     JPMorgan ST II Small Company                                     ________%
     MFS(R)VARIABLE INSURANCE TRUST
     MFS(R)VIT Capital Opportunities                                  ________%
     MFS(R)VIT Emerging Growth                                        ________%
     MFS(R)VIT New Discovery                                          ________%
     MFS(R)VIT Research                                               ________%
     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
     Neuberger Berman AMT Mid-Cap Growth                              ________%
     OPPENHEIMER VARIABLE ACCOUNT FUNDS
     Oppenheimer Balanced Fund/VA                                     ________%
     Oppenheimer Global Securities Fund/VA                            ________%
     PIMCO VARIABLE INSURANCE TRUST
     PIMCO VIT Real Return                                            ________%
     PIMCO VIT Short-Term                                             ________%
     PIMCO VIT Total Return                                           ________%
     PUTNAM VARIABLE TRUST
     Putnam VT Diversified Income                                     ________%
     Putnam VT Growth and Income                                      ________%
     Putnam VT International Growth and Income                        ________%
     SUNAMERICA SERIES TRUST
     SunAmerica ST Aggressive Growth                                  ________%
     SunAmerica ST Balanced                                           ________%
     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
     UIF Equity Growth                                                ________%
     UIF High Yield                                                   ________%
     VALIC COMPANY I
     VALIC Company I International Equities                           ________%
     VALIC Company I Mid Cap Index                                    ________%
     VALIC Company I Money Market I                                   ________%
     VALIC Company I Nasdaq-100(R)Index                               ________%
     VALIC Company I Science & Technology                             ________%
     VALIC Company I Small Cap Index                                  ________%
     VALIC Company I Stock Index                                      ________%
     VAN KAMPEN LIFE INVESTMENT TRUST
     Van Kampen LIT Growth and Income                                 ________%
     VANGUARD VARIABLE INSURANCE FUND
     Vanguard VIF High Yield Bond                                     ________%
     Vanguard VIF REIT Index                                          ________%

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AGLC100819-33                      Page 1 of 3                           Rev0904

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3.   Assumed Investment Return (AIR)

     Select the percentage required to maintain level variable Income Payments. The AIR is a factor used in calculating the initial and subsequent variable Income Payments. [ ] 3.5% [ ] 5%

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4.   Automatic Rebalancing

     Division assets will be automatically rebalanced based on the premium allocation percentages designated on Page 1 of this form. These allocations will remain in effect until changed by the owner. If the Fixed Account has been designated for premium allocation, the rebalancing will be based only on the proportion allocated to the variable Divisions. Any future changes to automatic rebalancing must be in writing. Please refer to the prospectus for more information on the automatic rebalancing option.

     [ ] Elect Automatic Rebalancing

     Check Here for Automatic Rebalancing Frequency: [ ] Quarterly  [ ] Semi-Annually  [ ] Annually

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5.   Semi-Annual Benefit Leveling

     Monthly variable Income Payments will be adjusted to reflect the performance of the variable Divisions once every 6 months, instead of with every payment. Semi-Annual Benefit Leveling will automatically renew every 6 months unless otherwise revoked. Selecting benefit leveling will affect withdrawal provisions available under the contract. Refer to the prospectus for more information on Semi-Annual Benefit Leveling.

     [ ] Elect Semi-Annual Benefit Leveling

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6.   Suitability                       All Questions Must be Answered

          1.   Have you, the Owner, received the Single Premium Immediate Variable Annuity
               prospectus and the prospectuses describing the Investment Options?                     [ ]yes [ ]no

               (If "yes," please furnish the Prospectus dates.)

               Single Premium Immediate Variable Annuity Prospectus: ____________________

               Investment Option Prospectus                          ____________________

               Supplements (if any):                                 ____________________

          2.   Do you understand and acknowledge:

               a.   THAT THE CONTRACT APPLIED FOR IS VARIABLE AND EMPLOYS THE USE OF SEPARATE
                    ACCOUNTS. YOU NEED TO RECEIVE AND UNDERSTAND CURRENT PROSPECTUSES FOR THE
                    ANNUITY CONTRACT AND THE UNDERLYING ACCOUNT?                                      [ ]yes [ ]no

               b.   THAT BENEFITS, VALUES OR INCOME PAYMENTS BASED ON PERFORMANCE OF THE
                    SEPARATE ACCOUNT MAY VARY; AND

                    (1)  ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER INSURANCE COMPANY, THE
                         U.S. GOVERNMENT, ANY STATE GOVERNMENT, OR REGULATORY AGENCY?                 [ ]yes [ ]no

                    (2)  ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY
                         OTHER AGENCY, FEDERAL OR STATE AGENCY?                                       [ ]yes [ ]no

               c.   ALL INVESTMENT RISK IS BORNE BY THE OWNER EXCEPT FOR FUNDS PLACED IN THE
                    FIXED ACCOUNT OPTION?                                                             [ ]yes [ ]no

               d.   THE AMOUNT OR DURATION OF THE DEATH BENEFIT, IF ANY, MAY INCREASE OR
                    DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?         [ ]yes [ ]no

               e.   THE INCOME PAYMENTS MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
                    EXPERIENCE OF THE SEPARATE ACCOUNT AND CERTAIN EXPENSE DEDUCTIONS?                [ ]yes [ ]no

               f.   LIFE CONTINGENT INCOME PAYMENTS ARE PAYABLE ONLY DURING THE LIFE OF THE
                    ANNUITANT(S)?                                                                     [ ]yes [ ]no

          3.   Do you believe the Contract you selected meets your insurance and investment
               objectives and your anticipated financial needs?                                       [ ]yes [ ]no

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AGLC100819-33                      Page 2 of 3                           Rev0904

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7.   Owner's Signatures

     R E Q U I R E D

          X_____________________________________________      __________________
           Owner's Signature                                   Date

          X_____________________________________________      __________________
           Joint Owner's Signature (if applicable)             Date

          Signed at (CITY/STATE/ZIP)____________________________________________

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8.   Agent Signatures

     R E Q U I R E D

          X_____________________________________________________________________
           Agent/Broker Signature

          ______________________________________________________________________
           Print Agent/Broker Name

          _________________________    __________________  _____________________
           Agent/Broker Number          Date                Phone Number

          ______________________________________________________________________
           Agent/Broker Address (STREET/CITY/STATE/ZIP)

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     O P T I O N A L

          X_______________________________      X_______________________________
           Additional Agent/Broker               Additional Agent/Broker
            Signature                             Signature

          X_______________________________      X_______________________________
           Additional Agent/Broker Number        Additional Agent/Broker Number

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9.   Principal Signatures

     R E Q U I R E D

          _________________________    _________________________________________
           Principal Signature          Broker/Dealer Name

          ______________________________________________________________________
           Principal Name

          _________________________    _________________________________________
           State License Number         Principal Number

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AGLC100819-33                      Page 3 of 3                           Rev0904